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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2000


                           MOBILITY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-30907                 86-0843914
(State or other jurisdiction of    (Commission             (I.R.S. Employer
 incorporation or organization)    File Number)           Identification No.)


     7955 EAST REDFIELD ROAD, SCOTTSDALE, ARIZONA               85260
     (Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code       (480) 596-0061

         (Former name or former address, if changed since last report.)



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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Mobility Electronics, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Agreement") dated October 2, 2000 by and among the Registrant, Magma, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (the "Merger Sub"), Mesa Ridge Technologies, Inc. doing business as MAGMA, a California corporation ("MAGMA"), and all of the shareholders of MAGMA. Pursuant to the Agreement, MAGMA merged with and into Merger Sub. The Agreement and Plan of Merger is filed as an exhibit to this Form 8-K.

             MAGMA designs and manufactures PCI expansion products and solutions.

             The Registrant acquired all of the public and private rights, privileges, powers, assets and liabilities and obligations of MAGMA when it acquired all of the outstanding voting stock of MAGMA from Nancy Rubenstein, Ed Romascan, Paul Smith, John Dickerson and Bruce Schoenleber (the "MAGMA Stock") in the merger.

             The purchase price was determined through arms-length negotiations by the parties. The consideration paid for the MAGMA Stock was $2 million in cash and $6 million of Registrant's Common Stock. In addition, contingent earn out payments are to be made depending on MAGMA's performance over the next two years. The source of the funds for the consideration paid came from proceeds of the Registrant's initial public offering on June 30, 2000.

             The Merger will be treated as a purchase for financial accounting purposes. Prior to the execution of the Agreement and Plan of Merger, there was no material relationship between the Registrant, or its affiliates, and MAGMA, or between any officers or directors of the Registrant, or its affiliates, and the officers and directors of MAGMA, or its affiliates.


ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial statements of business acquired.

             Financial statements for the business acquired as described in
Item 2 above will be filed by amendment within 60 days from the date of this Form 8-K.

(b)          Pro forma financial information.

             Pro forma financial information reflecting the effect of the business acquired as described in Item 2 above will be filed by amendment within 60 days from the date of this Form 8-K.

(c)          Exhibits.

             Exhibit No.            Description

             2.1 Agreement and Plan of Merger dated October 2, 2000, by and among Mobility Electronics, Inc., Mesa Ridge Technologies, Inc. doing business as MAGMA and all of the shareholders of Mesa Ridge Technologies, Inc. (1)

             (1)  Filed herewith.



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                           MOBILITY ELECTRONICS, INC.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   MOBILITY ELECTRONICS, INC.


Dated:     October 17, 2000        By: /s/ Richard W. Winterich
                                       -----------------------------------------
                                   Richard W. Winterich
                                   Vice President and Chief Financial Officer
                                     and Authorized Officer of Registrant
                                   (Principal Financial and Accounting Officer)












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                           MOBILITY ELECTRONICS, INC.

                                  EXHIBIT INDEX


Exhibit
No.               Description
-------           -----------
2.1               Agreement and Plan of Merger dated October 2, 2000, by and among Mobility Electronics, Inc., Mesa Ridge Technologies,
                  Inc. doing business as MAGMA and all of the shareholders of
                  Mesa Ridge Technologies, Inc. (1)

(1)  Filed herewith











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